UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
__________________________
SCHEDULE 14A
(RULE 14a-101)
Information Required in Proxy Statement
__________________________
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. 1)
__________________________

Filed by the Registrant	☒
Filed by the Party other than the Registrant	☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
NEWTEK BUSINESS SERVICES CORP.
(Name of Registrant as Specified in its Charter)
_____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table below per Exchange Act Rules 14a-6 (i) (1) and 0-11.

EXPLANATORY NOTE

On May 2, 2022, Newtek Business Services Corp. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) its Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) and the related proxy card (the “Proxy Card”) for the Company’s 2022 Annual Meeting of Shareholders (the “Annual Meeting”), to be held on June 15, 2022. This Proxy Statement Supplement (the “Supplement”) to the Proxy Statement and Proxy Card is being filed to add a new Proposal No. 4 that is soliciting a non-binding, advisory vote from the Company’s shareholders of record, as of May 2, 2022, on the frequency with which the Company’s shareholders shall have an advisory say-on-pay vote on the compensation of the Company’s named executive officers. The Company’s management and its Board of Directors recommend maintaining an annual non-binding advisory vote on the compensation of the named executive officers. Other than the addition of Proposal No. 4 to the Proxy Statement, the Proxy Card and the Notice of the Annual Meeting, no other changes have been made to the Proxy Statement or the Proxy Card and they continue to be in full force and effect as originally filed and continue to seek the vote of the Company’s shareholders for the proposals to be voted on at the Annual Meeting.

This Supplement should be read together with the Proxy Statement, which should be read in its entirety. Capitalized terms used but not otherwise defined in this Supplement have the meanings ascribed to them in the Proxy Statement.

2022 PROXY STATEMENT SUPPLEMENT

This Supplement supplements and amends the Proxy Statement for the Company’s Annual Meeting to (i) add a new Proposal No. 4 to the Proxy Statement that provides for a non-binding, advisory vote of the Company’s shareholders on the frequency with which the Company’s shareholders shall have an advisory say-on-pay vote on the compensation of the Company’s named executive officers (“Proposal No. 4”), and (ii) update the Notice of the Annual Meeting attached as Appendix A to add the new Proposal No. 4 (the “Amended Notice”). This Supplement, the Amended Notice and a revised proxy card (the “Revised Proxy Card”) are being distributed or made available to shareholders beginning on or about May 16, 2022. This Supplement does not provide all of the information that you should read and consider before voting on all of the proposals that are being presented to shareholders for their vote at the Annual Meeting. Additional information is contained in the Proxy Statement. To the extent that the information in this Supplement differs from, updates or conflicts with the information contained in the Proxy Statement, the information in this Supplement shall amend and supersede the information in the Proxy Statement. Except as so amended or superseded, all information set forth in the Proxy Statement remains unchanged and important for your consideration before voting. Accordingly, we encourage you to read this Supplement carefully and in its entirety, together with the Proxy Statement.

Proposal No. 4 is a “non-routine” matter. Accordingly, if you hold shares beneficially in street name and do not provide your broker with voting instructions as to Proposal No. 4, your shares may constitute “broker non-votes” as to Proposal No. 4. Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given.

With respect to Proposal No. 4, your vote may be cast for “1 YEAR,” “2 YEARS” or “3 YEARS” or “ABSTAIN.” A vote to “ABSTAIN” will have no effect on the vote. The choice receiving the most votes cast by stockholders present in person or represented by proxy and entitled to vote on the matter will be deemed to be the frequency preferred by the stockholders.

PROPOSALS TO BE VOTED UPON BY STOCKHOLDERS

Information contained in this Supplement relates to Proposal 4 that will be presented to shareholders at the Annual Meeting. Information regarding Proposals 1, 2 and 3 that will be presented to shareholders at the Annual Meeting can be found in the Proxy Statement mailed to shareholders herewith. We urge you to read this Supplement carefully and in its entirety together with the Proxy Statement.

PROPOSAL IV – ADVISORY VOTE ON FREQUENCY OF EXECUTIVE COMPENSATION VOTE

Pursuant to the SEC rules adopted under the Dodd-Frank Act, we are conducting a shareholder advisory vote on the frequency of the “say-on-pay vote” contained in Proposal IV.

In particular, we are asking whether shareholders would prefer that the “say-on-pay” advisory vote occur every three years, every two years or every year. The option of one year, two years or three years that receives the highest number of votes cast by the Company’s shareholders will be taken as the consensus of the shareholders on this matter. However, because the vote is advisory, it is not binding on the Board of Directors or the Company in any way and the Board may for reasons it deems in the best interests of the Company determine to present the matter to Shareholders on a more or less frequent schedule.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE “SAY-ON-PAY VOTE” BE TAKEN EVERY “ONE YEAR”

After careful consideration of this proposal, the Board of Directors has determined that an advisory vote that occurs annually is the most appropriate alternative for the Company, and therefore, the Board of Directors recommends that you vote for an annual interval for the advisory vote on executive compensation. Please note that you are not being asked to approve or disapprove the Board of Directors’ recommendation, but rather to indicate your own choice of one, two or three years for this proposal.

In formulating its recommendation, the Board of Directors considered that an annual advisory vote on executive compensation will allow the Company’s shareholders to provide us with direct input on our compensation philosophy and practices as disclosed in the Proxy Statement, but will also give enough time for the decisions of the Board of Directors and the policies implemented to have effect. Additionally, the Board of Directors believes that such a frequency is consistent with the Board of Directors’ desire to implement “best practices” with respect to corporate governance. We understand that shareholders may have different views as to what is the best approach for the Company and we look forward to hearing from shareholders on this proposal.

When casting your vote on your preferred voting frequency for advisory vote of named executive officer compensation, you may choose one of the following four frequency options: “one year,” “two years,” “three years,” or “abstain.”

RESOLVED, that the option of once every year, two years or three years that receives the highest number of votes cast for this resolution will be determined to be the preferred frequency with which the Company is to hold an advisory vote of the shareholders on the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis compensation tables and narrative discussion.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE “SAY-ON-PAY VOTE” BE TAKEN EVERY “ONE YEAR”

APPENDIX A - AMENDED NOTICE

NEWTEK BUSINESS SERVICES CORP.
4800 T-Rex Avenue, Suite 120
Boca Raton, FL 33431
(212) 356-9500
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on June 15, 2022
To the Shareholders of Newtek Business Services Corp.:
NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Annual Meeting”) of Newtek Business Services Corp. (the “Company”) will be held at 2711 South Ocean Drive, Hollywood, FL 33019, on June 15, 2022 at 9:00 a.m., local time.
The Annual Meeting is for the following purposes, which are more completely described in the accompanying Proxy Statement:
1.      To elect three directors of the Company to serve on the Board of Directors until the Company’s Annual Meeting of Shareholders in 2025 and until their successors are duly elected and qualified;
2.      To ratify the selection of RSM US LLP as the Company’s independent registered accounting firm (independent auditors) for the fiscal year ending December 31, 2022;
3.      To conduct an advisory vote on the compensation of our named executive officers;
4.      To conduct an advisory vote on the frequency of holding future advisory votes on the compensation of our named executive officers; and
5.     To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.
The Board of Directors is not aware of any other business to come before the Annual Meeting. Any action may be taken on any one of the foregoing proposals at the Annual Meeting or any adjournments thereof Shareholders of record at the close of business on May 2, 2022 (the Record Date) are entitled to vote at the Annual Meeting and any adjournment thereof. We ask that you complete and sign the enclosed Proxy Card which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. You may also cast your vote by telephone or internet as shown on the Proxy Card. The proxy will not be used if you attend and vote at the Annual Meeting in person.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ BARRY SLOANE
BARRY SLOANE
CHAIRMAN, CHIEF EXECUTIVE OFFICER AND PRESIDENT
Boca Raton, Florida
May 16, 2022
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF A FURTHER REQUEST FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES. EVEN IF YOU VOTE YOUR SHARES PRIOR TO THE ANNUAL MEETING, YOU STILL MAY ATTEND THE ANNUAL MEETING AND VOTE YOUR SHARES IN PERSON DURING THE ANNUAL MEETING IF YOU WISH TO CHANGE YOUR VOTE.

NEWTEK BUSINESS SERVICES CORP.

ANNUAL MEETING OF SHAREHOLDERS

June 15, 2022

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Newtek Business Services Corp. (the "Company") hereby appoints Barry Sloane and Michael A. Schwartz, or either of them, with full powers of substitution, as attorneys and proxies for the undersigned, to vote all Common Shares of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders, to be held at 2711 South Ocean Drive, Hollywood, FL 33019 on Wednesday, June 15, 2022 at 9:00 a.m., local time, and at any and all adjournments thereof, as indicated below and as determined by a majority of the Board of Directors with respect to such other matters as may come before the Annual Meeting.

This proxy will be voted as directed, but if no instructions are specified, this proxy will be voted for the election of the named nominees and for propositions 2 and 3. If any other business is presented at the Annual Meeting as to which this proxy confers discretionary authority, this proxy will be voted by those named in this proxy as determined by a majority of the Board of Directors. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

(Continued and to be signed on the reverse side.)

1.1 14475

______________________________________________________________________

Revised Proxy Card

ANNUAL MEETING OF SHAREHOLDERS OF

NEWTEK BUSINESS SERVICES CORP.

June 15, 2022

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement, Proxy Card and 2021 Annual Report to Shareholders are available at http://www.astproxyportal.com/ast/19720/

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20330304000000001000 4 061522

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE DIRECTORS NOMINATED AND "FOR" PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Gregory Zink
- ○ Fernando Perez-Hickman
- ○ Halli Razon-Feingold

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

2. To ratify the selection of RSM US LLP as the Company's independent registered accounting firm (independent auditors) for the fiscal year ended December 31, 2022; ☐ FOR ☐ AGAINST ☐ ABSTAIN

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting of Shareholders and the 2021 Annual Report to Shareholders.

Check here if you plan to attend the Annual Meeting: ☐

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.